                                                                     Exhibit 4.6


                     SECOND JOINDER AND AMENDMENT AGREEMENT

            This Second Joinder and Amendment Agreement (this "Agreement"), dated as of December 22, 2003, to that certain Fourth Amended and Restated Investor Rights Agreement and Second Amended and that certain Second Amended and Restated Stockholders' Agreement referred to below, is made between STEREOTAXIS, INC., a Delaware corporation (the "Company"), and the undersigned purchaser ("New Investor").

            WHEREAS, the Company and the New Investor have entered into that certain Series E-1 Stock Purchase Agreement dated as of the date hereof (the "Series E-1 Purchase Agreement"; all capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in the Series E-1 Purchase Agreement) relating to the purchase and sale of shares of the Company's Series E-1 Preferred Stock, par value $.001 per share (the "Series E Preferred"), to the New Investor;

            WHEREAS, the Company and certain of its existing stockholders (the "Existing Stockholders") are parties that certain Fourth Amended and Restated Investor Rights Agreement, dated as of December 17, 2002 (as thereafter supplemented and amended, the "Investor Rights Agreement"), and that certain Second Amended and Restated Stockholders' Agreement, dated as of December 17, 2002, as supplemented by that certain Series D-1 Director Designation dated as of January 29, 2003 (as thereafter supplemented and amended, the "Stockholders' Agreement"), in each case as amended by that certain Joinder and Amendment Agreement dated as of May 27, 2003 with respect to the issuance of the Company's Series E Preferred Stock;

            WHEREAS, it is a condition to the closing of the Series E-1 Purchase Agreement that the New Investor, as an investor in Company, and the Company, enter into this Agreement so that the New Investor shall become a party to the Investor Rights Agreement and the Stockholders' Agreement; and

            WHEREAS, the Existing Stockholders have approved and consented to the Company entering into this Agreement to effect the same, so that the Investor Rights Agreement and the Stockholders' Agreement shall be deemed amended to add the New Investor as a party thereto, subject to the terms and conditions of this Agreement.

            NOW THEREFORE, in consideration of the premises and the mutual terms and provisions set forth in this Agreement, the parties agree as follows:

            1.    JOINDER TO THE INVESTOR RIGHTS AGREEMENT.

            (a) The parties hereby agree to that upon execution of this Agreement, the New Investor shall become a party to the Investor Rights Agreement and shall be included within the meaning of "Holder" thereunder. The shares of Common Stock issued upon conversion of the Series E-1 Preferred shall be included within the meaning of "Registrable Securities" thereunder.

            (b) The New Investor hereby agrees to be bound by the Investor Rights Agreement and to be subject to all of the rights and obligations of a Holder contained therein and herein, provided that the New Investor shall not be entitled to the inspection rights set forth in Section 2.1(b) of the Investor Rights Agreement.

            2.    JOINDER TO THE STOCKHOLDERS' AGREEMENT.

            (a) The parties hereby agree to that upon execution of this Agreement, the New Investor shall become a party to the Stockholders' Agreement and shall be included within the meaning of Stockholder thereunder; provided, however, that in connection with administering the board observer rights in
Section 4(b) of the Stockholders' Agreement, the Company reserves the right to exclude such observer from access to any material or meeting or portion thereof if the Company believes that such exclusion is reasonably necessary to preserve the attorney-client privilege, to protect confidential proprietary information, or for other similar reasons.

            (b) The New Investor hereby agrees to be bound by the Stockholders' Agreement and to be subject to all of the rights and obligations of a Stockholder contained therein and herein.

            3. Except as modified by this Agreement, all other provisions of the Investor Rights Agreement and the Stockholders' Agreement remain in full force and effect. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard the principles of conflicts of law of such state.

            4. This Agreement may be executed in one or more counterparts each of which shall be deemed an original but all of which taken together shall constitute one and the same Agreement. This Agreement shall be effective upon the execution and delivery by the Company, the New Investor and a sufficient number of Existing Stockholders sufficient to amend each of the Investor Rights Agreement and the Stockholders' Agreement.

            5. For purposes of executing this Agreement, a copy (or signature page thereto) signed and transmitted by facsimile machine or telecopier is to be treated as an original document. The signature of any party thereon, for purposes hereof, is to be considered as an original signature, and the document transmitted is to be considered to have the same binding effect as an original signature on an original document. At the request of any party, any facsimile or telecopy document is to be re-executed in original form by the parties who executed the facsimile or telecopy document. No party may raise the use of a facsimile machine or telecopier or the fact that any signature was transmitted through the use of a facsimile or telecopier machine as a defense to the enforcement of this Agreement.

                            [Signature Pages follow]

            IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

                                STEREOTAXIS, INC.



                                By:  /s/ BEVIL J. HOGG
                                   -------------------------------------
                                    Name:  Bevil J. Hogg
                                    Title: President and Chief Executive Officer



                                JOHNSON & JOHNSON DEVELOPMENT
                                CORPORATION



                                By:  /s/ ROGER J. GUIDI
                                   -------------------------------------
                                    Name:  Roger J. Guidi
                                    Title: Vice President



                                [Balance of page intentionally left blank]

                                AMPERSAND 1999 LIMITED PARTNERSHIP
                                By:  AMP-99 Management Company Limited
                                     Liability Company, its General Partner



                                By:  /s/ DAVID J. PARKER
                                   -------------------------------------
                                     David J. Parker
                                     Managing Member



                                AMPERSAND 1999 COMPANION FUND
                                LIMITED PARTNERSHIP
                                By:   AMP-99 Management Company
                                      Limited Liability Company, its
                                      General Partner



                                By:  /s/ DAVID J. PARKER
                                   -------------------------------------
                                     David J. Parker
                                     Managing Member



                                ADVENT HEALTHCARE AND LIFE SCIENCES
                                II LIMITED PARTNERSHIP
                                By: Advent International Limited Partnership,
                                    General Partner

                                By: Advent International Corporation,
                                    General Partner


                                By:  /s/ WILLIAM C. MILLS III
                                   -------------------------------------
                                     William C. Mills III
                                     Vice President

                                ADVENT HEALTHCARE AND LIFE SCIENCES
                                II BETEILIGUNG GMBH & CO. KG
                                 By: Advent International Limited Partnership,
                                     Managing Limited Partner
                                  By: Advent International Corporation,
                                      General Partner



                                    By: /s/ WILLIAM C. MILLS III
                                       ---------------------------------
                                         William C. Mills III
                                         Vice President

                                ADVENT PARTNERS HLS II LIMITED
                                PARTNERSHIP
                                  By: Advent International Corporation,
                                      General Partner



                                  By:  WILLIAM C. MILLS III
                                     -----------------------------------
                                       William C. Mills III
                                       Vice President


                                ADVENT PARTNERS LIMITED PARTNERSHIP
                                  By:  Advent International Corporation,
                                       General Partner



                                By:  WILLIAM C. MILLS III
                                   -------------------------------------
                                     William C. Mills III
                                     Vice President


                                ASCENSION HEALTH, as Fiscal Agent and
                                   Nominee of certain of its
                                   wholly-owned subsidiaries


                                By: /s/ DOUGLAS D. FRENCH
                                   -------------------------------------
                                   Name:  Douglas D. French
                                   Title: President and CEO


                                EGS Private Healthcare Partnership, L.P.

                                By: /s/ ABHIJEET LELE
                                   -------------------------------------
                                   Name:  Abhijeet Lele
                                   Title:  Managing Director



                                EGS Private Healthcare Counterpart, L.P.



                                By:  /s/ ABHIJEET LELE
                                   -------------------------------------
                                   Name:   Abhijeet Lele
                                   Title:  Managing Director

                                EGS Private Healthcare Partnership II, L.P.
                                 By: EGS Private Healthcare Associates, LLC
                                     its General Partner


                                   By: /s/ ABHIJEET LELE
                                      ----------------------------------
                                        Name:   Abhijeet Lele
                                        Title:  Managing Member


                                EGS Private Healthcare Investors II, L.P.
                                 By: EGS Private Healthcare Associates, LLC
                                     its General Partner


                                   By: /s/ ABHIJEET LELE
                                      -------------------------------------
                                        Name:   Abhijeet Lele
                                        Title:  Managing Member


                                EGS Private Healthcare Canadian Partners, L.P.
                                 By:  EGS Private Healthcare Associates, LLC
                                      its General Partner


                                   By: /s/ ABHIJEET LELE
                                      -------------------------------------
                                        Name:   Abhijeet Lele
                                        Title:  Managing Member


                                EGS Private Healthcare Presidents Fund, L.P.
                                 By:  EGS Private Healthcare Associates, LLC
                                      its General Partner

                                   By: /s/ ABHIJEET LELE
                                      -------------------------------------
                                        Name:  Abhijeet Lele
                                        Title: Managing Member

                                ADVANTAGE CAPITAL MISSOURI
                                PARTNERS III, L.P.
                                By: Advantage Capital Company
                                    MO-GP-III, L.L.C., its general
                                    partner

                                   By:  /s/ DAVID W. BERGMAN
                                        -----------------------------------
                                        Name:  David W. Bergman
                                        Title: VP



                                ADVANTAGE CAPITAL MISSOURI
                                  PARTNERS I, L.P.
                                ADVANTAGE CAPITAL MISSOURI
                                  PARTNERS II, L.P.


                                  By:   /s/ DAVID W. BERGMAN
                                        -----------------------------------
                                        Name:  David W. Bergman
                                        Title: VP



                                A.G.E. INVESTMENTS, INC.



                                By:
                                      -------------------------------------
                                      Name:
                                      Title:



                                ALAFI CAPITAL COMPANY, LLC



                                By:   /s/ CHRISTOPHER ALAFI
                                      -------------------------------------
                                      Name:  Christopher Alafi
                                      Title: Managing Partner



                                CHRISTOPHER ALAFI, an individual


                                /s/ CHRISTOPHER ALAFI
                                -------------------------------------------

                                   Christopher Alafi



                                CID EQUITY CAPITAL V, L.P.
                                By:   CID Equity Partners V,
                                      Its general partner

                                By: /s/ JOHN C. APLIN
                                   ---------------------------------
                                      John C. Aplin, General Partner



                                EMERSUB XXXVIII, INC.



                                By:   /s/ HARLEY M. SMITH
                                      -------------------------------------
                                      Name:  Harley M. Smith
                                      Title:  Vice President and Secretary



                                FERI TRUST GMBH



                                By:
                                      -------------------------------------
                                      Name:
                                      Title:



                                BOME INVESTORS III, L.L.C.
                                By:   GATEWAY CAPCO, L.L.C.,
                                      its Attorney-in-Fact


                                   By: /s/ GREGORY R. JOHNSON
                                      -------------------------------------
                                   Name:  Gregory R. Johnson
                                   Title: Member

                                BOME INVESTORS II, LLC
                                By:   GATEWAY CAPCO, LLC,
                                      its Attorney-in-Fact


                                   By: /s/ GREGORY R. JOHNSON
                                      -------------------------------------
                                   Name:  Gregory R. Johnson
                                   Title: Member



                                BOME INVESTORS, INC.
                                By:   GATEWAY CAPCO, LLC,
                                      its Attorney-in-Fact


                                   By: /s/ GREGORY R. JOHNSON
                                      -------------------------------------
                                   Name:  Gregory R. Johnson
                                   Title: Member

                                GATEWAY VENTURE PARTNERS III, L.P.
                                By:   Gateway Associates III, L.P.,
                                      its General Partner

                                   By:  /s/ GREGORY R. JOHNSON
                                      -------------------------------------
                                   Name:  Gregory R. Johnson
                                   Title: Member



                                GRAYSTONE VENTURE DIRECT EQUITY, L.P.
                                By:   Graystone Venture Partners, LLC,
                                      its general partner


                                   By: /s/ JUDITH BULTMAN MEYER
                                      -------------------------------------
                                   Name:  Judith Bultman Meyer
                                   Title: Managing Director



                                  PORTAGE FOUNDERS, L.P.
                                  By:   Portage Venture Partners,
                                        L.L.C., its General Partner

                                   By: /s/ JUDITH BULTMAN MEYER
                                      ------------------------------------
                                        Judith Bultman Meyer
                                        Managing Director


                                  PORTAGE VENTURE FUND, L.P.
                                  By:   Portage Venture Partners,
                                        L.L.C., its General Partner



                                   By: /s/ JUDITH BULTMAN MEYER
                                      ------------------------------------
                                        Judith Bultman Meyer
                                        Managing Director

                                SANDERLING VENTURES LIMITED, L.P.
                                SANDERLING VENTURE PARTNERS II, L.P.
                                SANDERLING VENTURE PARTNERS IV
                                  CO-INVESTMENT FUND, L.P.
                                SANDERLING IV BIOMEDICAL CO-INVESTMENT
                                  FUND, L.P.
                                SANDERLING II LIMITED PARTNERSHIP
                                SANDERLING VENTURE PARTNERS V
                                  CO-INVESTMENT FUND, L.P.
                                SANDERLING V BETEILIGUNGS GMBH & CO. KG
                                SANDERLING V LIMITED PARTNERSHIP
                                SANDERLING V BIOMEDICAL CO-INVESTMENT
                                  FUND, L.P.
                                SANDERLING VENTURES MANAGEMENT V



                                  By: /s/ FRED A. MIDDLETON
                                     --------------------------------------
                                     Name:  Fred A. Middleton
                                     Title:  General Partner



                                MITSUBISHI INTERNATIONAL CORPORATION



                                By:
                                      -------------------------------------
                                      Name:
                                      Title:



                                MIC CAPITAL LLC
                                By:   MC Financial Services Ltd., as
                                Manager



                                By:
                                   ---------------------------------------
                                         Name:
                                         Title:

                                STIFEL CAPCO II, L.L.C.



                                By: /s/ J. JOSEPH SCHLAFLY
                                   ---------------------------------------
                                   Name:  J.J. Schlafly
                                   Title: President


                                  /s/ FRED A. MIDDLETON
                                  ----------------------------------------
                                  Fred A. Middleton



                                  ----------------------------------------
                                  Bevil J. Hogg



                                  ----------------------------------------
                                  Randall D. Ledford



                                  ----------------------------------------
                                  Timothy Mills



                                  ----------------------------------------
                                  Matthew A. Howard III, M.D.

                                PROLOG CAPITAL A, L.P.
                                By: Prolog Ventures A, LLC
                                    Its General Partner



                                By:  /s/ GREGORY R. JOHNSON
                                    -------------------------------------
                                    Name:  Gregory R. Johnson
                                    Title:  A Managing Director



                                PROLOG CAPITAL B, L.P.
                                By: Prolog Ventures B, LLC
                                    Its General Partner



                                By:  /s/ GREGORY R. JOHNSON
                                    -------------------------------------
                                    Name:  Gregory R. Johnson
                                    Title:  A Managing Director

                                MITSUBISHI CORPORATION


                                By:
                                   ----------------------------------------
                                   Name:
                                   Title:


                                MAYO FOUNDATION FOR MEDICAL
                                EDUCATION AND RESEARCH



                                By:
                                   --------------------------------
                                      Name:
                                      Title:



                                SIEMENS AKTIENGESELLSCHAFT



                                By:
                                   --------------------------------
                                      Name:
                                      Title: